SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 15, 1998


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                     333-32591                   58-1897792
 (State or other                   (Commission                 (IRS Employer
  jurisdiction                      File No.)               Identification No.)
of incorporation)

1800 Parkway Place, Marietta, Georgia                             30067
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  1998  to  the   Series   1997-2
                     Certificateholders on April 15, 1998 .

         Item 7(c).     Exhibits.

                        The following is filed as an exhibit to this report under Exhibit 28:

            99.1 Series 1997-2 Certificateholders Statement for the month of March 1998.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FNANB CREDIT CARD
                                    MASTER TRUST


                                    By:       FIRST NORTH AMERICAN
                                              NATIONAL BANK, as
                                              Transferor and Servicer


                                    By:
                                              Michael T. Chalifoux
                                              Chairman of the Board





Date:      April 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



           Exhibit
           Number                          Exhibit


            99.1 Series 1997-2 Certificateholders Statement for the month of March 1998.